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                                                                      EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS









As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on File Nos. 33-72812 and 33-86980.



                                                  ARTHUR ANDERSEN LLP

Birmingham, Alabama
April 24, 2000